SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ___________________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  March 11, 2004
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                         Commission file number  0-16079
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                             AIR METHODS CORPORATION
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             (Exact name of Registrant as Specified in Its Charter)


                Delaware                               84-0915893
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     (State or Other Jurisdiction of     (I.R.S. Employer Identification Number)
      Incorporation or Organization)



7301 South Peoria, Englewood, Colorado                    80112
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(Address of Principal Executive Offices)               (Zip  Code)


        Registrant's Telephone Number, Including Area Code (303) 792-7400
                                                           --------------


     Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                  Report:  N/A

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 11, 2004, Air Methods Corporation (the "Company") announced financial results for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information contained in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities
Exchange Act of 1934, unless the Company specifically incorporates that information into those documents by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AIR METHODS CORPORATION



Date:  March 11, 2004                      By  \s\   Trent Carman
                                             -----------------------------------
                                             On behalf of the Company,
                                             and as Chief Financial Officer